Exhibit 99.1

Elutia Completes SimpliDerm® Sale on Schedule, Adds $8 Million in Cash to Fund NXT-41x Through Full Commercial Launch

●	Deal valued at $11 million in cash, with $8 million at closing and up to $3 million in additional milestone payments over the next 18 months
●	Divestiture further concentrates Elutia’s attention and resources on the development and commercialization of NXT-41x
●	NXT-41x is an antibiotic-eluting biomatrix designed to address post-operative infection in the $1.5 billion U.S. plastic and reconstructive surgery market
●	NXT-41x clearance expected in the first half of 2027

GAITHERSBURG, Md., August 18, 2026 (GLOBE NEWSWIRE) -- Elutia Inc. (Nasdaq: ELUT) (“Elutia” or the “Company”), a pioneer in drug-eluting biomatrix technologies, today announced it completed the sale of its SimpliDerm® human acellular dermal matrix business to Cellution Biologics Inc. for total consideration of up to $11 million. Total proceeds are comprised of $8 million at closing, subject to customary adjustments for inventory levels and transaction expenses, plus additional contingent milestone payments of up to $3 million over the next 18 months.

The transaction strengthens the Company’s balance sheet with non-dilutive capital and positions Elutia to focus strategically on NXT-41x, its proprietary drug-eluting biomatrix. The Company expects FDA clearance of NXT-41x in the first half of 2027. With the closing of this transaction and previously announced funding sources, the Company believes it has secured sufficient funding to support operations through the first full year of the NXT-41x commercial launch in 2028.

“Completing this divestiture reflects the discipline and commitment the Elutia team brings to everything we do,” said Dr. Sonali Fonseca, Vice President of Emerging Business, who led the divestiture effort. “It is another important step forward in our mission to Humanize Medicine by providing additional funding while sharpening our focus on bringing NXT-41x to patients so they can thrive without compromise.”

NXT-41x is being developed for use in plastic and reconstructive surgery, where complex procedures can carry post-operative infection rates of 15–20%. The product is designed to provide soft-tissue reinforcement while locally delivering antibiotics locally to inhibit bacterial colonization at the surgical site. Elutia plans to first commercialize NXT-41x in the approximately $1.5 billion U.S. plastic and reconstructive surgery market, followed by expansion into general and oncologic surgeries with similar infection risks.

About Elutia

Elutia develops and commercializes drug-eluting biomatrix products to improve compatibility between medical devices and the patients who need them. With a growing population in need of implantable technologies, Elutia’s mission is humanizing medicine so patients can thrive without compromise. For more information, visit www.Elutia.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including any statements and information regarding whether any of the technology transfer and commercial milestones related to the sale of SimpliDerm will be achieved or any related milestone payments will be received; the application of the proceeds of the transaction; the size of the U.S. plastic and reconstructive surgery

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market and the potential of the Company’s next-generation drug-eluting biomatrix pipeline to compete in that market, including the timing and success of NXT-41 and NXT-41x; the expansion of commercialization of NXT-41x into general and oncologic surgical procedures; and the sufficiency of the Company’s capital resources to fund operations through commercialization of NXT-41x. These forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to us. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to a number of known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied in the forward-looking statements, including, but not limited to: the risk that the technology transfer and commercial milestone payments are reduced, delayed, or not earned or received; risks associated with our reliance on a narrower product set, and increasingly on under-development solutions, NXT-41 and NXT-41x; our ability to successfully execute or achieve expected benefits from the divestiture of our SimpliDerm business; our ability to enhance our products, expand our product indications and successfully develop, acquire and commercialize additional product offerings, including NXT-41 and NXT-41x; our ability to obtain regulatory approval or other marketing authorizations by the FDA and comparable foreign authorities for our products and product candidates, including NXT-41 and NXT-41x; physician awareness of the distinctive characteristics, benefits, safety, clinical efficacy and cost-effectiveness of our products; our ability to achieve or sustain profitability; our ability to service our indebtedness; our ability to regain compliance with Nasdaq’s minimum bid price requirement and otherwise maintain compliance with any other listing requirement of Nasdaq Capital Market, and our ability to maintain a listing of our Class A common stock on the Nasdaq Capital Market; our ability to raise funds in the future in the amounts and at the times needed; the risk of product liability claims and our ability to obtain or maintain adequate product liability insurance; our ability to defend against the various lawsuits related to FiberCel and VBM, and any other ongoing or future litigation, and avoid a material adverse financial consequence; the continued and future acceptance of our products by the medical community; our dependence on independent sales agents to generate a substantial portion of our net sales; our dependence on a limited number of third-party suppliers and manufacturers, which, in certain cases, are exclusive suppliers for products essential to our business; our ability to successfully realize the anticipated benefits of the sale of our CIED business; our ability to compete against other companies, most of which have longer operating histories, more established products and/or greater resources than we do; pricing pressure as a result of cost-containment efforts of our customers, purchasing groups, third-party payors and governmental organizations could adversely affect our sales and profitability; our ability to obtain, maintain and adequately protect our intellectual property rights; and other important factors which can be found in the “Risk Factors” section of Elutia’s public filings with the Securities and Exchange Commission (“SEC”), including Elutia’s Annual Report on Form 10-K for the year ended December 31, 2025, as such factors may be updated from time to time in Elutia’s other filings with the SEC, accessible on the SEC’s website at www.sec.gov and the Investor Relations page of Elutia’s website at https://investors.elutia.com. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. Any forward-looking statement made by Elutia in this press release is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, Elutia expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Investors

Elutia Investor Relations

ir@elutia.com

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